ING FUNDS TRUST

ING Institutional Prime Money Market Fund

Supplement dated December 6, 2007 to

ING Institutional Prime Money Market Fund’s Prospectus

and Statement of Additional Information, each dated December 5, 2007

On September 12, 2007 the Board of Trustees (“Board”) approved the establishment of the Institutional Service Class (“Class IS”) shares for the ING Institutional Prime Money Market Fund (“Fund”). On November 30, 2007, the Board of the Fund also approved changing the net asset value (“NAV”) cut-off time for the Fund from 5:00 p.m. Eastern time to 4:30 p.m. Eastern time.

Effective December 5, 2007, Class IS shares will be offered as a part of the Fund.

Effective December 5, 2007, all references in the Prospectus and SAI to the NAV cut-off time for the Fund will hereafter be 4:30 p.m. Eastern time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE